UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     2691 Route 9, Suite 102, Malta, NY 12020
(Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
2691 Route 9, Suite 102, Malta, NY 12020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

TICKER WSCVX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2017

Walthausen Small Cap Value Fund
Annual Report
January 31, 2017

There is no question that the fiscal year which ended January 31, 2017 was an unexpectedly exciting period in the US equity markets. Equity classifications large and small, growth and value all broadly performed well over the year. Judging by the Russell indices, value beat growth and small trumped large. The Russell 2000 Value gained 40.22% while the Russell Top 200 Growth, an index of large growth stocks, appreciated by a still impressive 16.14%. The Walthausen Small Cap Value Fund showed a gain of 43.33%, besting the 40.22% return of the Russell 2000 Value benchmark. While we were pleased, we are also disconcerted because underlying earnings, cash flows, dividend payout and asset values increased, but not by nearly the amount of the Fund’s returns. In short, our delight in besting the benchmark is tempered by unease at current equity prices.

The strong equity gains were a surprise after the severe reversals in the last two months (December and January) of the prior fiscal year. In March 2016 the market rebounded, then moved up pretty steadily through the summer and fall in spite of lackluster economic growth and a raucous presidential election contest between two candidates, neither of whom enjoyed wide support. The surprise election of Mr. Trump sparked a surge in enthusiasm for US equities, particularly small cap names. The common assumption has been that if Mr. Trump, allied with a Republican legislature, will be able to spur faster growth, more domestically oriented small cap names will benefit the most. We are not sure. We think that the concurrent strengthening of the US dollar will dampen any advantage that business might achieve from the new administration’s policies.

Comparing individual market sectors, we see that the Russell 2000 Value Index benchmark’s best performers November through January were the Energy and Materials stocks. It is anticipated that the new administration will work to reduce business regulations, and it has been argued that businesses in these sectors will benefit from less regulation. Companies in these sectors compete in global markets. Crude oil prices do differ a bit by grade but globally they tend to move in lockstep. Further, much of the regulation on drilling is at a state level so we think that a stronger dollar is likely to at least offset any modest cost benefit from lower regulatory burden. We are not hearing much enthusiasm from insiders for the benefit of the anticipated policies of the new administration but we are noticing an unusually high level of insiders selling their stock.

Over the one year period, the benefits of the Fund’s sector allocation outweighed the drag produced by the Fund’s cash position, which averaged about 4.0%, allowing for outperformance even in such a strong market. One of the largest contributors to the Fund’s outperformance came from the Materials group, where we were significantly overweight over the course of the fiscal year. We averaged more than double the benchmark’s weight. We also benefited from relative underweighting in REITs and in Utilities. On the other hand, the Fund’s relative overweighting in Consumer Discretionary stocks detracted from performance. A large portion of our outperformance can be attributed to stock selection. The lead was taken by a number of construction related names, including Tutor Perini, NMI Holdings, Mueller Water and Ply Gem. The regional banks also performed well. The detractors were a more diverse group and included Vista Outdoor, FreightCar America, Kindred Healthcare and Nexeo Solutions.

We are not only concerned that the market has risen to unsustainable levels but we believe that the policy of using excessive monetary stimulus to stimulate economic growth has infected the economy with a low regard for the time value of money. We are seeing clear signs that consumer credit quality is deteriorating and we are concerned that acquisition activity is picking up with deals going on the books at excessive valuations.

The past fiscal year has been a challenging time for active managers. Many actively managed funds have underperformed their benchmarks. While we are gratified that the Walthausen Small Cap Value Fund was able to beat our benchmark returns over the peri-

2017 Annual Report 1

od, we do not delude ourselves that we had our finger on the pulse of the market. We had a good year because we stayed with our well established strategy. Aggressive speculation favored our preference for stocks with smaller market capitalizations than the Fund’s peers and benchmark, as well as our normal overweighting in Industrial and Materials sectors.

As I review the fund’s portfolio, I am comfortable with our holdings but frustrated to find it increasingly difficult to find investments to add to the portfolio which meet our criteria at prices which we believe offer reasonable opportunity for appreciation. Our prize picks are generally companies which are undergoing positive changes and where those changes are not fully appreciated in the stock price. These companies exist, but they are more difficult to find in the current market environment. We also have found that these transformation strategies are easier to effect when the economy is recovering from a slack period than when the economy is at close to full employment.

Thank you for your continued support.

John B. Walthausen CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund’s prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2017 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/17 NAV $22.12

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JANUARY 31, 2017

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Small Cap Value Fund	43.33%	7.40%	14.11%	13.65%
Russell 2000® Value Index(B)	40.22%	9.48%	13.44%	8.38%

Annual Fund Operating Expense Ratio (from Prospectus dated June 1, 2016): 1.25%

The Fund’s expense ratio for the fiscal year ended January 31, 2017 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because of the impact of breakpoints in expenses charged as described in Note 4.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 3

WALTHAUSEN SMALL CAP VALUE FUND

                                       WALTHAUSEN SMALL CAP VALUE FUND
                                                                 by Sectors (Unaudited)
                                                          (as a percentage of Net Assets)

                         * Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2017 Annual Report 4

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and IRA maintenance fees, and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2016 and held through January 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2016 to
	August 1, 2016	January 31, 2017	January 31, 2017

Actual	$1,000.00	$1,164.69	$6.91

Hypothetical	$1,000.00	$1,018.75	$6.44
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2017 Annual Report 5

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Agricultural Chemicals
342,679	American Vanguard Corporation	$5,894,079
163,090	CVR Partners, LP	1,035,622
		6,929,701	1.14%
Air Transportation, Nonscheduled
495,908	Era Group Inc. *	7,765,919	1.28%
Aircraft & Parts
235,160	AAR Corp.	7,522,768	1.24%
Carpets & Rugs
445,790	Interface, Inc.	8,113,378	1.34%
Chemicals & Allied Products
294,160	GCP Applied Technologies Inc. *	7,927,612	1.31%
Construction Machinery & Equipment
160,713	Columbus McKinnon Corporation	4,418,000	0.73%
Deep Sea Foreign Transportation of Freight
633,255	Overseas Shipholding Group, Inc. *	3,109,282	0.51%
Electronic Components & Accessories
542,689	Vishay Intertechnology Inc.	9,008,637	1.49%
Fabricated Plate Work (Boiler Shops)
257,041	Global Power Equipment Group Inc. *	1,308,339	0.22%
Fire, Marine & Casualty Insurance
218,313	Horace Mann Educators Corporation	9,027,243
186,140	The Navigators Group, Inc.	10,451,761
		19,479,004	3.22%
General Building Contractors - Nonresidential Buildings
293,070	Tutor Perini Corporation *	8,733,486	1.44%
Gold & Silver Ores
2,923,640	Nevsun Resources Ltd. (Canada)	9,238,702	1.53%
Greeting Cards
221,513	CSS Industries Inc.	5,453,650	0.90%
Heavy Construction Other Than Building Construction - Contractors
1,742,696	Great Lakes Dredge & Dock Corporation *	9,062,019	1.50%
Household Furniture
181,413	Kimball International, Inc. Class B	3,035,039	0.50%
Industrial Organic Chemicals
1,003,776	Nexeo Solutions, Inc. *	9,044,022	1.49%
Instruments for Measuring & Testing of Electricity & Electric Signals
162,091	Allied Motion Technologies, Inc.	3,572,486	0.59%
Life Insurance
125,379	Primerica, Inc.	9,459,846	1.56%
Machine Tools, Metal Cutting Types
100,000	Hardinge Inc.	1,060,000	0.18%
Metal Forgings & Stampings
216,269	Materion Corp.	8,499,372	1.40%
Millwood, Veneer, Plywood, & Structural Wood Members
661,790	Ply Gem Holdings, Inc. *	10,687,908	1.76%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
181,730	Ciner Resources LP	5,719,043	0.94%
Miscellaneous Business Credit Institution
1,916,400	Intrepid Potash, Inc. *	3,909,456	0.65%
Miscellaneous Electrical Machinery, Equipment & Supplies
112,860	Atkore International Group Inc. *	3,015,619	0.50%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 6

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Miscellaneous Fabricated Metal Products
469,550	Mueller Water Products, Inc. Series A	$6,320,143	1.04%
Motor Homes
123,060	Winnebago Industries, Inc.	3,864,084	0.64%
Motor Vehicle Parts & Accessories
501,560	Dana Incorporated	10,101,418
418,720	Stoneridge, Inc. *	6,871,195
259,195	Superior Industries International, Inc.	5,974,445
		22,947,058	3.79%
Motors & Generators
133,570	Regal Beloit Corporation	9,697,182	1.60%
National Commercial Banks
240,180	BNC Bancorp	8,466,345
155,248	City Holding Company	10,105,092
147,220	Community Bank System Inc.	8,591,759
312,970	First Financial Bancorp	8,622,323
103,245	WSFS Financial Corporation	4,676,999
		40,462,518	6.67%
Office Furniture (No Wood)
184,080	Steelcase Inc. Class A	3,092,544	0.51%
Operative Builders
423,840	M/I Homes, Inc. *	10,655,338	1.76%
Ordnance & Accessories, (No Vehicles/Guided Missiles)
248,470	Vista Outdoor Inc. *	7,158,421	1.18%
Paints, Varnishes, Lacquers, Enamels & Allied Products
632,870	Ferro Corporation *	8,948,782	1.48%
Paper Mills
97,110	Orchids Paper Products Company	2,652,074	0.44%
Petroleum Refining
155,855	CVR Refining, LP *	1,745,576	0.29%
Plastics, Materials, Synth Resins & Nonvulcan Elastomers
67,030	Rogers Corporation *	5,359,049	0.88%
Printed Circuit Boards
230,299	Kimball Electronics, Inc. *	3,938,113	0.65%
Pulp Mills
745,671	Mercer International Inc. (Canada)	8,910,768	1.47%
Pumps & Pumping Equipment
123,274	Ampco-Pittsburgh Corporation	1,855,274	0.31%
Railroad Equipment
297,660	Freightcar America, Inc.	4,301,187
50,120	The Greenbrier Companies, Inc.	2,192,750
		6,493,937	1.07%
Real Estate Agents & Managers (For Others)
462,668	ILG, Inc.	8,767,559	1.45%
Refuse Systems
608,750	Casella Waste Systems, Inc. *	7,037,150	1.16%
Retail - Auto Dealers & Gasoline Stations
291,383	West Marine, Inc. *	2,701,120	0.45%
Retail - Miscellaneous Retail
134,280	FirstCash, Inc.	5,733,756
300,702	Suburban Propane Partners, L.P.	9,087,214
		14,820,970	2.45%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 7

Walthausen Small Cap Value Fund
		Schedule of Investments
		January 31, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Rolling Drawing & Extruding of Nonferrous Metals
97,310	Kaiser Aluminum Corporation	$7,634,943	1.26%
Sanitary Services
355,990	Heritage-Crystal Clean, Inc. *	5,322,051	0.88%
Services - Business Services, NEC
990,148	Lionbridge Technologies, Inc. *	5,663,647	0.94%
Services - Commercial Physical & Biological Research
516,785	Albany Molecular Research, Inc. *	9,508,844	1.57%
Services - Computer Integrated Systems Design
96,150	VASCO Data Security International, Inc. *	1,461,480	0.24%
Services - Equipment Rental & Leasing, NEC
247,800	McGrath RentCorp	9,485,784
363,640	Triton International Limited Class A (Bermuda)	8,850,998
		18,336,782	3.03%
Services - Home Health Care Services
246,229	Addus HomeCare Corporation *	8,408,720
195,340	LHC Group, Inc. *	9,792,394
		18,201,114	3.01%
Services - Mailing, Reproduction, Commercial Art & Photography
346,230	ARC Document Solutions, Inc. *	1,630,743	0.27%
Services - Miscellaneous Amusement & Recreation
534,980	SeaWorld Entertainment, Inc.	9,688,488	1.60%
Services - Nursing & Personal Care Facilities
1,308,768	Kindred Healthcare, Inc.	8,703,307	1.44%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
70,400	Stepan Company	5,498,944	0.91%
Special Industry Machinery, NEC
150,000	Amtech Systems, Inc. *	810,000	0.13%
State Commercial Banks
235,540	Bryn Mawr Bank Corp.	9,433,377
140,497	Eagle Bancorp, Inc. *	8,605,441
163,080	Great Southern Bancorp, Inc.	8,162,154
201,819	Heartland Financial USA, Inc.	9,445,129
198,275	Lakeland Financial Corporation	8,807,375
329,910	Southside Bancshares, Inc.	11,269,726
211,530	Stock Yards Bancorp, Inc.	9,476,544
274,130	TriCo Bancshares	10,107,173
		75,306,919	12.43%
Surety Insurance
1,414,070	NMI Holdings, Inc. - Class A *	15,271,956	2.52%
Textile Mill Products
359,818	Unifi, Inc. *	9,675,506	1.60%
Title Insurance
663,840	Fidelity National Financial Ventures *	8,629,920	1.43%
Truck & Bus Bodies
166,031	Miller Industries, Inc.	4,399,822	0.73%
Truck Trailers
399,930	Wabash National Corporation	7,058,765	1.17%
Water Supply
73,282	SJW Corp.	3,671,428	0.61%
Wholesale - Beer, Wine & Distilled Alcoholic Beverages
220,550	MGP Ingredients, Inc.	9,349,115	1.54%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 8

Walthausen Small Cap Value Fund
	Schedule of Investments
	January 31, 2017
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Wholesale - Durable Goods
15,000 School Specialty, Inc. * **	$1,725,000	0.28%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
458,970 Houston Wire & Cable Company	3,373,429	0.56%
Wood Household Furniture, (No Upholstered)
187,850 Bassett Furniture Industries Inc.	5,297,370	0.87%
Total for Common Stocks (Cost $448,150,028)	$579,720,521	95.73%
MONEY MARKET FUNDS
22,900,785 Fidelity Investments Money Market Government Portfolio -
Class I 0.43% ***	$22,900,785	3.78%
(Cost $22,900,785)
Total Investment Securities	602,621,306	99.51%
(Cost $471,050,813)****
Other Assets in Excess of Liabilities	2,953,482	0.49%
Net Assets	$605,574,788	100.00%

* Non-Income Producing Securities.
** Level 2 Security.
*** Variable rate security; the yield rate shown represents the 7-day yield at January 31, 2017.
**** At January 31, 2017, tax basis cost of the Fund’s investments was $473,579,743 and the unre-
alized appreciation and depreciation were $155,033,990 and ($25,992,427), respectively, with a net unrealized appreciation of $129,041,563.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 9

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2017

Assets:
Investment Securities at Fair Value	$602,621,306
(Cost $471,050,813)
Receivable for Securities Sold	5,120,462
Receivable for Shareholder Subscriptions	1,937,657
Receivable for Dividends and Interest	541,119
Total Assets	610,220,544
Liabilities:
Payable for Securities Purchased	3,431,428
Payable for Shareholder Redemptions	557,049
Payable to Advisor for Management Fees (Note 4)	519,815
Payable to Advisor for Service Fees (Note 4)	137,464
Total Liabilities	4,645,756
Net Assets	$605,574,788

Net Assets Consist of:
Paid In Capital	$461,985,957
Accumulated Undistributed Net Investment Income (Loss)	(282,715)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	12,301,053
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	131,570,493
Net Assets, for 27,371,997 Shares Outstanding	$605,574,788
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($605,574,788/27,371,997 shares)	$22.12
Redemption Price Per Share ($22.12 * 0.98) (Note 2)	$21.68

Statement of Operations
For the fiscal year ended January 31, 2017

Investment Income:
Dividends (Net of foreign withholding tax of $43,496)	$6,727,017
Interest	58,418
Total Investment Income	6,785,435
Expenses:
Management Fees (Note 4)	5,514,052
Service Fees (Note 4)	1,525,903
Total Expenses	7,039,955

Net Investment Income (Loss)	(254,520)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	44,268,890
Net Change in Unrealized Appreciation (Depreciation) on Investments	154,499,529
Net Realized and Unrealized Gain (Loss) on Investments	198,768,419

Net Increase (Decrease) in Net Assets from Operations	$198,513,899

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 10

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2016	2/1/2015
	to	to
	1/31/2017	1/31/2016
From Operations:
Net Investment Income (Loss)	$(254,520)	$2,070,021
Net Realized Gain (Loss) on Investments	44,268,890	30,828,947
Net Change in Unrealized Appreciation (Depreciation) on Investments	154,499,529	(140,702,719)
Increase (Decrease) in Net Assets from Operations	198,513,899	(107,803,751)
From Distributions to Shareholders:
Net Investment Income	(340,465)	(1,691,260)
Net Realized Gain from Security Transactions	(17,091,338)	(54,019,406)
Change in Net Assets from Distributions	(17,431,803)	(55,710,666)
From Capital Share Transactions:
Proceeds From Sale of Shares	113,041,099	145,931,898
Proceeds From Redemption Fees (Note 2)	15,791	13,968
Shares Issued on Reinvestment of Dividends	16,310,780	51,697,184
Cost of Shares Redeemed	(199,587,034)	(367,187,130)
Net Increase (Decrease) from Shareholder Activity	(70,219,364)	(169,544,080)

Net Increase (Decrease) in Net Assets	110,862,732	(333,058,497)

Net Assets at Beginning of Period	494,712,056	827,770,553
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($282,715) and $277,077)	$605,574,788	$494,712,056

Share Transactions:
Issued	6,026,724	7,057,446
Reinvested	721,716	2,884,887
Redeemed	(10,558,715)	(18,395,606)
Net Increase (Decrease) in Shares	(3,810,275)	(8,453,273)
Shares Outstanding Beginning of Period	31,182,272	39,635,545
Shares Outstanding End of Period	27,371,997	31,182,272

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2016		2/1/2015		2/1/2014		2/1/2013		2/1/2012
	to		to		to		to		to
	1/31/2017		1/31/2016		1/31/2015		1/31/2014		1/31/2013
Net Asset Value -
Beginning of Period	$15.87		$20.88		$23.08		$20.04		$16.10
Net Investment Income (Loss) (a)	(0.01)		0.06		(0.02)		(0.06)		0.03
Net Gain (Loss) on Securities
(Realized and Unrealized) (b)	6.90		(3.25)		0.93		4.29		4.64
Total from Investment Operations	6.89		(3.19)		0.91		4.23		4.67
Distributions (From Net Investment Income)	(0.01)		(0.05)		-		-		(0.02)
Distributions (From Realized Capital Gains)	(0.63)		(1.77)		(3.11)		(1.19)		(0.71)
Total Distributions	(0.64)		(1.82)		(3.11)		(1.19)		(0.73)
Proceeds from Redemption Fees (Note 2)	-	+	-	+	-	+	-	+	-	+
Net Asset Value -
End of Period	$22.12		$15.87		$20.88		$23.08		$20.04
Total Return (c)	43.33%		(16.27)%		3.23%		20.82%		29.27%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$605,575		$494,712		$827,771		$831,568		$647,734
Ratio of Expenses to Average Net Assets	1.27%		1.25%		1.23%		1.24%		1.30%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.05%		0.27%		-0.09%		-0.24%		0.15%
Portfolio Turnover Rate	39.17%		53.20%		69.42%		69.87%		52.63%

+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 11

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2017

1.) ORGANIZATION
Walthausen Small Cap Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on January 14, 2008. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. As of January 31, 2017, there were two series authorized by the Trust. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

After December 31, 2012, the Fund closed to new investors. However, the Board of Trustees of the Fund approved the re-opening of the Fund to new investors and new accounts effective March 1, 2016.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2017, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2017, proceeds from redemption fees amounted to $15,791.

2017 Annual Report 12

Notes to Financial Statements - continued

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of January 31, 2017, paid in capital was increased by $2,599,118, accumulated undistributed realized gain (loss) on investments – net was decreased by $2,634,311, and accumulated undistributed net investment income (loss) was increased by $35,193 due to distribution adjustments and the usage of equalization for tax purposes.

USE OF ESTIMATES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits. In such instances, the excess portion of such distributions are classified as a return of capital. Annually, income or loss from each MLP is reclassified upon receipt of the MLP’s K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

2017 Annual Report 13

Notes to Financial Statements - continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including MLPs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$577,995,521	$1,725,000	$0	$579,720,521
Money Market Funds	22,900,785	0	0	22,900,785
Total	$600,896,306	$1,725,000	$0	$602,621,306

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended January 31, 2017. There were no transfers into or out of the levels during the fiscal year ended January 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

2017 Annual Report 14

Notes to Financial Statements - continued

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor is obligated to pay the operating expenses of the Fund excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

For the fiscal year ended January 31, 2017, the Advisor earned management fees totaling $5,514,052, of which $519,815 was due to the Advisor at January 31, 2017. For the same period, the Advisor earned service fees of $1,525,903, of which $137,464 was due to the Advisor at January 31, 2017.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $4,000, for a total of $12,000, in Trustees’ fees plus travel and related expenses for the fiscal year ended January 31, 2017 for their services to the Fund. The Advisor pays these fees pursuant to the Services Agreement.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2017 was $461,985,957 representing 27,371,997 shares outstanding.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $206,721,866 and $300,451,208, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2017, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 33.28% and 49.37%, respectively, of the shares of the Fund, and therefore each may be deemed to control the Fund.

2017 Annual Report 15

Notes to Financial Statements - continued

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2017 was $473,579,743. At January 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$155,033,990	($25,992,427)	$129,041,563

Distributions paid from:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2017	January 31, 2016
Ordinary Income .	$ 315,160	$ 1,691,260
Short-Term Capital Gain	–	4,085,938
Long-Term Capital Gain	17,116,643	49,933,468
	$ 17,431,803	$ 55,710,666

As of January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred late-year ordinary losses	$ (282,715)
Undistributed long-term capital gains	14,829,983
Unrealized appreciation on investments – net	129,041,563
$143,588,831

Book to tax differences are primarily attributable to the tax deferral of wash sales and partnership adjustments.

9.) SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2017 Annual Report 16

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2017 Annual Report 17

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2017 Annual Report 18

ADDITIONAL INFORMATION
January 31, 2017
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 17, 2017 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the “Agreement”) between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Small Cap Value Fund (“Small Cap”). In reviewing the Agreements, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of each Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to each Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale will be realized as each Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund’s performance since inception, important factors relating to the Fund’s performance, the Advisor’s investment and research strategy, the Advisor’s strength of personnel, and expected expenses and revenue from the Fund.

As to the performance of Small Cap, the materials included information regarding the Fund’s performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2000® Value Index. The Trustees discussed that the data showed the Fund slightly underperformed the index for the 1-year period ended December 31, 2016 but outperformed its peer group and Morningstar category average for the same period. The data also showed that the Fund outperformed its peer group, category and the index for the longer-term period of 5-years, and outperformed the index since inception through the period ended December 31, 2016. The Board noted that the Fund’s long-term performance continued to be very strong. Based on this review, the Independent Trustees concluded that the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor’s experience and capabilities. The Board discussed the Advisor’s financial condition, the portfolio manager’s background and investment management experience. The Board was pleased with the Advisor’s steps to address the continuity and depth of the advisory team and with the additional personal resources of the Advisor. It was also noted that employees continued to increase equity positions within the Advisor which further strengthens the management team’s commitment to the stability and ongoing continuity of the firm and Fund operations. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial condition. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all ordinary operating expenses of the Fund pursuant to the Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. The Board discuss that, under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund’s average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and the Services Agreement fee for average daily net assets in excess of $500 million are reduced to 0.15% . The Board reviewed the revenue and expenses related to the Services Agreement noting that there had been a slight loss to the Advisor during the year. The Board reviewed a summary of the Advisor’s profitability resulting from the services provided to Small Cap under the Agreement. The analysis showed the net profits from portfolio advisory services as well as the net profits overall. As part of the discussion by the Trustees, it was noted that a portion of the amounts paid to broker dealers were allocated as sub-transfer agency/shareholder servicing services that were provided by the broker dealers to the shareholders of the Fund, pursuant to the

2017 Annual Report 19

Additional Information (Unaudited) - continued

Services Agreement between the Advisor and the Fund, while the balance of the compensation paid to the broker dealers was paid by the Advisor from its own legitimate profits. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide high quality services to the benefit of shareholders.

Turning to the level of expenses, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. It was also noted that the Advisor is responsible under the Services Agreement for paying nearly all of the Fund’s ordinary expenses. The data showed that the Fund’s net expense ratio was higher than the average net expense ratio for the peer group, but within the range of its peers. The Board also noted that the Fund’s net expense ratio was below the Morningstar category average. Additionally, it was noted that the management fee was above the peer group average and Morningstar category average, but also within the range of its peers. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships. A representative of the Advisor noted that a number of the investment advisory relationships are in a sub-advisory capacity and consequently not comparable to the services provided to the Fund. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, and in light of extensive bottom-up research conducted by the Advisor to execute the strategy, the Board concluded that the Fund’s management fee was reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor agreed to breakpoints to the Services Agreement, therefore, as the Fund grows shareholders benefit from economies of scale. Additionally, the Trustees considered that from December 31, 2012 through February 29, 2016, the Fund was closed to new investors with certain exceptions, but that effective March 1, 2016, the Board had approved re-opening the Fund to new investors. Therefore, Fund assets can grow through appreciation and shareholder subscription. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder. They concluded that breakpoints in the advisory fee were not necessary at this time.

The Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees, that renewal of the Agreement would be in the best interests of the Fund and its shareholders.

2017 Annual Report 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Small Cap Value Fund (the “Fund”), a series of Walthausen Funds, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Small Cap Value Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 23, 2017

2017 Annual Report 21

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co.,
LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. Oct. 2007 to present.

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-888-925-8428.

2017 Annual Report 22

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND 2691 Route 9, Suite 102 Malta, NY 12020

WALTHAUSEN SELECT VALUE FUND

INSTITUTIONAL CLASS TICKER WSVIX
RETAIL CLASS TICKER WSVRX
R6 CLASS TICKER WRSIX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT January 31, 2017

Walthausen Select Value Fund
Annual Report
January 31, 2017

Dear Fellow Shareholders,

There is no question that the fiscal year which ended January 31, 2017 was an exciting period in the US equity markets. Equity classifications large and small, growth and value broadly performed well over the year. Judging by the Russell indices, value beat growth and small trumped large. The Russell 2000 Value gained 40.22% while the Russell Top 200 Growth, an index of large growth stocks, appreciated by a still impressive 16.14%. The Walthausen Select Value Fund (Institutional Shares) showed a disappointing gain of 23.78%, well short of the Russell 2500 Value Index which returned 34.11%.

The strong equity gains were a surprise after the severe reversals in the last two months (December and January) of the prior fiscal year. In March 2016 the market rebounded, then moved up pretty steadily through the summer and fall in spite of lackluster economic growth and a raucous presidential election contest between two candidates, neither of whom enjoyed wide support. The surprise election of Mr. Trump sparked a surge in enthusiasm for US equities, particularly small cap names. The common assumption has been that if Mr. Trump, allied with a Republican legislature, will be able to spur faster growth, more domestically oriented small cap names will benefit the most. We are not sure. We think that the concurrent strengthening of the US dollar will dampen any advantage that business might achieve from the new administration’s policies.

Comparing individual market sectors, we see that the best performers November through January were Financials, Energy, Industrials and Materials. It is anticipated that the new administration will work to reduce business regulations, and it has been argued that small banks will benefit from less regulation. It may be that reduced regulation can reduce overhead costs a bit but we do not think that regulation has held back economic growth by stifling banks’ ability to lend. We don’t see much evidence of this. If anything there is an excess of inexpensive funding available. The benefit to the other winning sectors seems even more questionable. Energy, materials and most industrial firms compete in a global market and thus need to address prices that prevail worldwide. We think that any modest gains from reduced regulation will be more than offset by the higher operating costs of an inflated currency. We are not hearing much enthusiasm from insiders for the benefit of the anticipated policies of the new administration but we are noticing an unusually high level of insiders selling their stock.

Examining our poor performance we note that the underperformance was pretty steady throughout the year. The effect of sector allocation was inconsequential and the bulk of the shortfall fell on selection. There were several troubling laggards; in particular, Vista Outdoors, GNC Holdings, Kindred Healthcare, Air Methods and Pitney Bowes. Their combined contribution reduced our returns by 361 basis points. In other words, they hurt but our performance shortfall wasn’t just those disappointing stocks. Put another way, only thirteen of our holdings out of a portfolio, which generally holds 40 stocks, appreciated faster than the benchmark. This reinforces our assertion that our style was at odds with the market. Our style in the Fund has been to focus on companies with well above average returns on invested capital and returns on equity. As the year progressed we noted that the market was generally being propelled by more speculative names while our more conservative holdings languished. We don’t think that this is unusual as a market expansion reaches its zenith. It seems like a repeat of 2006 when actively managed portfolios lagged the indexes badly. We believe that excessive speculation is not unusual as valuations hit high levels after the economy has been expanding for a prolonged period; in this case since 2009, and equity valuations have become excessive. We think that this speculative behavior carries excessive risks and prefer to remain cautious.

We are not only concerned that the market has risen to unsustainable levels but we believe that the policy of using excessive monetary stimulus to stimulate economic growth has infected the economy with a low regard for the time value of money. We are seeing clear signs that consumer credit quality is deteriorating and we are concerned that acquisition activity is picking up with deals going on the books at excessive valuations.

2017 Annual Report 1

Periods of underperformance do cause us to review our strategy and process. We have concluded that our policy of investing in companies that are able to return above average returns on their invested capital will reward investors over time. We believe that investing is not a passive endeavor and that those who chose to confuse an efficient market with a rational market are likely to find that owning all the stocks will experience a large downside when we are descending from a period of excessive speculation.

As I review the Fund’s portfolio, I am comfortable with our holdings but frustrated to find it increasingly difficult to find investments to add to the portfolio which meet our criteria at prices which we believe offer reasonable opportunity for appreciation. We generally balance our portfolio between conservative and aggressive picks. We define conservative picks as companies with a proven business model, seasoned management team and a sound balance sheet. These choice companies achieve well above average returns on equity without excessive leverage. The more aggressive selections are those who are in the midst of a meaningful transition that promises to improve returns. Currently, the portfolio has a smaller number of these names than is typically the case.

Thank you for your continued support.

John B. Walthausen CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-925-8428.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain a copy of the Fund’s prospectus, please visit our website at www.walthausenfunds.com or call 1-888-925-8428 and a copy will be sent to you free of charge. Distributed by Rafferty Capital Markets, LLC – Garden City, NY 11530.

2017 Annual Report 2

WALTHAUSEN SELECT VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/17 Institutional Class NAV $16.26
1/31/17 Retail Class NAV $16.10
1/31/17 R6 Class NAV $16.30

TOTAL RETURNS (%) AS OF JANUARY 31, 2017

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Select Value Fund - Institutional Class	23.78%	4.50%	12.49%	10.55%
Walthausen Select Value Fund - Retail Class	23.50%	4.28%	12.24%	10.27%
Russell 2500® Value Index(B)	34.11%	9.40%	13.90%	11.60%

Since
Inception(A)
Walthausen Select Value Fund - R6 Class	16.18%
Russell 2500® Value Index(B)	14.56%

Annual Fund Operating Expense Ratios (from 11/1/16 Prospectus & Supplement):
                               Institutional Class - Gross 1.35%, Net 1.10%
                               Retail Class - 1.35%
                               R6 Class - Gross 1.35%, Net 0.98%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional, Retail, and R6 Classes. Absent that arrangement, the performance of the Classes would have been lower.

The Fund’s expense ratio for the fiscal year ended January 31, 2017 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratios reported above may not correlate to the expense ratios in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds; and (b) effective November 1, 2016, the investment management fee was contractually reduced to 0.90% of the average daily net assets of the Fund. Prior to November 1, 2016, the investment management fee was 1.00% of the average daily net assets of the Fund.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund Institutional and Retail Classes was December 27, 2010. Class R6 commenced operations on November 1, 2016.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 3

WALTHAUSEN SELECT VALUE FUND (Unaudited)

                                                                   WALTHAUSEN SELECT VALUE FUND
                                                                                                 by Sectors
                                                                                 (as a percentage of Net Assets)

                                            * Net Cash represents cash equivalents and liabilities in excess of other assets.

2017 Annual Report 4

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and IRA maintenance fees, and (2) ongoing costs, including management fees, service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2016 and held through January 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Ultimus Fund Solutions, LLC, the Fund’s transfer agent. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. You will be charged an annual maintenance fee of $15 for each tax deferred account you have with the Fund (“IRA maintenance fees”). To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2017 Annual Report 5

Institutional Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2016
	August 1, 2016	January 31, 2017	January 31, 2017

Actual	$1,000.00	$1,096.44	$6.06

Hypothetical	$1,000.00	$1,019.36	$5.84
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the aver- age account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Retail Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2016
	August 1, 2016	January 31, 2017	January 31, 2017

Actual	$1,000.00	$1,095.71	$7.38

Hypothetical	$1,000.00	$1,018.10	$7.10
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the aver- age account value over the period, multiplied by 184/366 (to reflect the one-half year period).

R6 Class
			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	August 1, 2016
	August 1, 2016	January 31, 2017	January 31, 2017

Actual	$1,000.00	$1,161.78	$2.66*

Hypothetical**	$1,000.00	$1,020.21	$4.98
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the aver-
age account value over the period, multiplied by 92/366 (to reflect the partial period).

** The hypothetical example is calculated assuming that the Fund had been in operation for the full six month period from August 1, 2016 to January 31, 2017. As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2017 Annual Report 6

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Accident & Health Insurance
24,550	Assurant, Inc.	$2,384,542	2.71%
Blankbooks, Looseleaf Binders & Bookbinding & Related Work
33,030	Deluxe Corporation	2,406,236	2.73%
Chemicals & Allied Products
78,930	GCP Applied Technologies Inc. *	2,127,163	2.41%
Commodity Contracts Brokers & Dealers
578	Seaboard Corporation *	2,225,300	2.53%
Converted Paper & Paperboard Products (No Containers/Boxes)
30,000	Avery Dennison Corp.	2,190,600	2.49%
Cutlery, Handtools & General Hardware
14,230	Snap-on Incorporated	2,583,172	2.93%
Electrical Work
31,660	EMCOR Group, Inc.	2,206,385	2.50%
Electronic Components & Accessories
139,910	Vishay Intertechnology Inc.	2,322,506	2.64%
Fire, Marine & Casualty Insurance
26,870	American Financial Group	2,315,388
59,440	Horace Mann Educators Corporation	2,457,844
		4,773,232	5.42%
Industrial Organic Chemicals
35,220	Westlake Chemical Corporation	2,180,470	2.48%
Life Insurance
33,620	Primerica, Inc.	2,536,629	2.88%
Miscellaneous Industrial & Commercial Machinery & Equipment
32,800	Moog Inc. - Class A *	2,160,536	2.45%
Oil & Gas Field Services, NEC
79,610	Oceaneering International, Inc.	2,217,139	2.52%
Operative Builders
92,599	M.D.C. Holdings, Inc.	2,503,877	2.84%
Ordnance & Accessories, (No Vehicles/Guided Missiles)
60,360	Vista Outdoor Inc. *	1,738,972	1.97%
Paperboard Containers & Boxes
159,800	Graphic Packaging Holding Company	1,999,098	2.27%
Plastic Materials, Synth Resin
59,180	PolyOne Corporation	2,018,630	2.29%
Plastics Products, NEC
26,960	AptarGroup, Inc.	1,967,271	2.23%
Pumps & Pumping Equipment
56,340	ITT Inc.	2,302,616	2.61%
Retail - Miscellaneous Retail
48,080	FirstCash, Inc.	2,053,016
80,970	Suburban Propane Partners, L.P.	2,446,913
		4,499,929	5.11%
Services - Computer Processing & Data Preparation
17,620	DST Systems, Inc.	2,028,943	2.30%
Services - Equipment Rental & Leasing, NEC
54,740	McGrath RentCorp	2,095,447
163,460	Textainer Group Holdings Limited (Bermuda)	2,353,824
		4,449,271	5.05%
Services - Hospitals
58,050	HealthSouth Corp.	2,253,501	2.56%
Services - Miscellaneous Amusement & Recreation
118,070	SeaWorld Entertainment, Inc.	2,138,248	2.43%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 7

Walthausen Select Value Fund
		Schedule of Investments
		January 31, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Services - Nursing & Personal Care Facilities
274,790	Kindred Healthcare, Inc.	$1,827,353	2.07%
State Commercial Banks
25,350	Bank of Hawaii Corporation	2,177,818
38,582	Commerce Bancshares, Inc.	2,181,040
36,120	Eagle Bancorp, Inc. *	2,212,350
32,350	Independent Bank Corp.	2,017,023
		8,588,231	9.76%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
60,610	Commercial Metals Company	1,238,262	1.41%
Surety Insurance
79,990	Essent Group Ltd. *	2,765,254	3.14%
Transportation Services
37,580	GATX Corporation	2,172,876	2.47%
Water Transportation
26,660	Kirby Corporation *	1,718,237	1.95%
Wholesale - Professional & Commercial Equipment & Supplies
88,390	VWR Corporation *	2,290,185	2.60%
Total for Common Stocks (Cost $66,216,189)		$80,814,664	91.75%
REAL ESTATE INVESTMENT TRUSTS
104,835	OUTFRONT Media Inc.	2,875,624	3.26%
	(Cost $2,792,092)
MONEY MARKET FUNDS
4,115,820	Fidelity Investments Money Market Government Portfolio -
	Class I 0.43% **	4,115,820	4.67%
	(Cost $4,115,820)
Total Investment Securities		87,806,108	99.68%
	(Cost $73,124,101)***
Other Assets in Excess of Liabilities		279,400	0.32%
Net Assets		$88,085,508	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the 7-day yield at January 31, 2017.
*** At January 31, 2017, tax basis cost of the Fund’s investments was $73,879,176 and the unrealized appreciation and depreciation were $17,658,702 and ($3,731,770), respectively, with a net unrealized appreciation of $13,926,932.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 8

Walthausen Select Value Fund

Statement of Assets and Liabilities
January 31, 2017
Assets:
Investment Securities at Fair Value	$87,806,108
(Cost $73,124,101)
Receivable for Dividends and Interest	88,749
Receivable for Securities Sold	302,977
Receivable for Shareholder Subscriptions	4,247
Total Assets	88,202,081
Liabilities:
Payable for Shareholder Redemptions	21,909
Payable to Advisor for Management Fees (Note 4)	68,190
Payable to Advisor for Service Fees (Note 4)	26,474
Total Liabilities	116,573
Net Assets	$88,085,508
Net Assets Consist of:
Paid In Capital	$79,938,243
Accumulated Undistributed Net Investment Income (Loss)	111,683
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(6,646,425)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	14,682,007
Net Assets	$88,085,508

Institutional Class
Net Assets	$35,157,954
Shares Outstanding
(Unlimited shares authorized)	2,161,886
Net Asset Value and Offering Price Per Share	$16.26
Redemption Price Per Share ($16.26 x 0.98) (Note 2)	$15.93

Retail Class
Net Assets	$52,921,744
Shares Outstanding
(Unlimited shares authorized)	3,287,566
Net Asset Value and Offering Price Per Share	$16.10
Redemption Price Per Share ($16.10 x 0.98) (Note 2)	$15.78

R6 Class *
Net Assets	$5,810
Shares Outstanding
(Unlimited shares authorized)	356
Net Asset Value and Offering Price Per Share	$16.30
Redemption Price Per Share ($16.30 x 0.98) (Note 2)	$15.97

* R6 Class commenced operations on November 1, 2016. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 9

Walthausen Select Value Fund

Statement of Operations
For the fiscal year ended January 31, 2017
Investment Income:
Dividends (Net of foreign withholding tax of $671)	$1,546,294
Interest	8,012
Total Investment Income	1,554,306
Expenses:
Management Fees (Note 4)	939,472
Service Fees (Note 4)	431,756
Total Expenses	1,371,228
Less: Waived Service Fees (Note 4)	(118,879)
Net Expenses	1,252,349
Net Investment Income (Loss)	301,957
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(670,946)
Net Change In Unrealized Appreciation (Depreciation) on Investments	19,722,645
Net Realized and Unrealized Gain (Loss) on Investments	19,051,699
Net Increase (Decrease) in Net Assets from Operations	$19,353,656

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 10

Walthausen Select Value Fund

Statements of Changes in Net Assets
	2/1/2016	2/1/2015
	to	to
	1/31/2017	1/31/2016
From Operations:
Net Investment Income (Loss)	$301,957	$407,363
Net Realized Gain (Loss) on Investments	(670,946)	(5,931,817)
Net Change in Unrealized Appreciation (Depreciation) on Investments	19,722,645	(4,482,960)
Increase (Decrease) in Net Assets from Operations	19,353,656	(10,007,414)
From Distributions to Shareholders:
Net Investment Income
Institutional Class	(147,842)	(243,150)
Retail Class	(97,087)	(106,296)
R6 Class *	(12)	-
Net Realized Gain from Security Transactions
Institutional Class	-	(360,733)
Retail Class	-	(291,070)
R6 Class *	-	-
Change in Net Assets from Distributions	(244,941)	(1,001,249)
From Capital Share Transactions:
Proceeds From Sale of Shares
Institutional Class	8,720,732	31,039,191
Retail Class	14,968,075	31,626,681
R6 Class *	5,000	-
Proceeds From Redemption Fees (Note 2)
Institutional Class	1,945	2,609
Retail Class	1,045	2,261
R6 Class *	-	-
Shares Issued on Reinvestment of Dividends
Institutional Class	147,314	602,546
Retail Class	97,060	396,789
R6 Class *	12	-
Cost of Shares Redeemed
Institutional Class	(31,032,528)	(24,490,758)
Retail Class	(11,903,942)	(13,067,370)
R6 Class *	-	-
Net Increase (Decrease) from Shareholder Activity	(18,995,287)	26,111,949
Net Increase (Decrease) in Net Assets	113,428	15,103,286
Net Assets at Beginning of Period	87,972,080	72,868,794
Net Assets at End of Period (Including Accumulated Undistributed	$88,085,508	$87,972,080
Net Investment Income of $111,683 and $48,391, respectively)
Share Transactions:
Issued
Institutional Class	620,086	2,115,415
Retail Class	1,055,033	2,110,687
R6 Class *	355	-
Reinvested
Institutional Class	9,093	42,195
Retail Class	6,051	28,062
R6 Class *	1	-
Redeemed
Institutional Class	(2,121,364)	(1,685,093)
Retail Class	(819,992)	(883,621)
R6 Class *	-	-
Net Increase (Decrease) in Shares	(1,250,737)	1,727,645

* R6 Class commenced operations on November 1, 2016. The accompanying notes are an integral part of these financial statements.

2017 Annual Report 11

Walthausen Select Value Fund

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period:	2/1/2016		2/1/2015		2/1/2014		2/1/2013		2/1/2012
	to		to		to		to		to
	1/31/2017		1/31/2016		1/31/2015		1/31/2014		1/31/2013
Net Asset Value -
Beginning of Period	$13.19		$14.70		$15.19		$12.01		$10.23
Net Investment Income (Loss) (a)	0.06		0.08		0.17		(0.01)		(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	3.08		(1.42)		0.10		3.54		2.24
Total from Investment Operations	3.14		(1.34)		0.27		3.53		2.23
Distributions (From Net Investment Income)	(0.07)		(0.07)		(0.14)		-		-
Distributions (From Capital Gains)	-		(0.10)		(0.62)		(0.35)		(0.45)
Total Distributions	(0.07)		(0.17)		(0.76)		(0.35)		(0.45)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-
Net Asset Value -
End of Period	$16.26		$13.19		$14.70		$15.19		$12.01
Total Return (c)	23.78%		(9.23)%		1.57%		29.31%		22.08%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$35,158		$48,191		$46,778		$30,600		$15,044
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.42%		1.45%		1.45%		1.45%		1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%		0.31%		0.83%		-0.33%		-0.13%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.17%		1.20%		1.20%		1.20%		1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.44%		0.56%		1.08%		-0.08%		-0.08%
Portfolio Turnover Rate	62.38%		62.54%		75.83%		77.67%		36.16%
Financial Highlights - Retail Class
Selected data for a share outstanding throughout the period:	2/1/2016		2/1/2015		2/1/2014		2/1/2013		2/1/2012
	to		to		to		to		to
	1/31/2017		1/31/2016		1/31/2015		1/31/2014		1/31/2013
Net Asset Value -
Beginning of Period	$13.06		$14.57		$15.05		$11.94		$10.19
Net Investment Income (Loss) (a)	0.03		0.05		0.16		(0.05)		(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	3.04		(1.42)		0.09		3.51		2.24
Total from Investment Operations	3.07		(1.37)		0.25		3.46		2.20
Distributions (From Net Investment Income)	(0.03)		(0.04)		(0.11)		-		-
Distributions (From Capital Gains)	-		(0.10)		(0.62)		(0.35)		(0.45)
Total Distributions	(0.03)		(0.14)		(0.73)		(0.35)		(0.45)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-
Net Asset Value -
End of Period	$16.10		$13.06		$14.57		$15.05		$11.94
Total Return (c)	23.50%		(9.50)%		1.46%		28.89%		21.88%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$52,922		$39,781		$26,091		$4,802		$145
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.42%		1.45%		1.45%		1.47%		1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%		0.31%		0.98%		-0.37%		-0.38%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.42%		1.45%		1.45%		1.45%		1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%		0.31%		0.98%		-0.35%		-0.32%
Portfolio Turnover Rate	62.38%		62.54%		75.83%		77.67%		36.16%

+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 12

Walthausen Select Value Fund

Financial Highlights - R6 Class
Selected data for a share outstanding throughout the period:	11/1/2016 *
	to
	1/31/2017
Net Asset Value -
Beginning of Period	$14.06
Net Investment Income (Loss) (a)	0.03
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	2.24
Total from Investment Operations	2.27
Distributions (From Net Investment Income)	(0.03)
Distributions (From Capital Gains)	-
Total Distributions	(0.03)
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value -
End of Period	$16.30
Total Return (c)	16.18%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$6
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.35%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.48%	***
After Reimbursement
Ratio of Expenses to Average Net Assets	0.98%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.85%	***
Portfolio Turnover Rate	62.38%	**

* Commencement of Class.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 13

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
January 31, 2017

1.) ORGANIZATION
Walthausen Select Value Fund (the “Fund”) was organized as a diversified series of the Walthausen Funds (the “Trust”) on December 1, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of January 31, 2017, there were two series authorized by the Trust. Class R6 shares commenced operations on November 1, 2016. The Fund currently offers Institutional Class shares, Retail Class shares and R6 Class shares. Prior to January 30, 2013 the Institutional Class was named the Investor Class. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Prior to June 1, 2013, Retail Class shares of the Fund were subject to Rule 12b-1 distribution fees. While the Fund does not currently charge any Rule 12b-1 distribution fees, the Fund does reserve the right to pay or accrue such fees upon notice to shareholders. The Fund’s investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2017, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2017, proceeds from redemption fees amounted to $1,945, $1,045 and $0 for Institutional Class shares, Retail Class shares and R6 Class shares, respectively.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deductions. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment

2017 Annual Report 14

Notes to Financial Statements - continued

income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of January 31, 2017, paid in capital was decreased by $27, accumulated undistributed net investment income (loss) was increased by $6,276, and accumulated undistributed realized gain (loss) on investments – net was decreased by $6,249 due to partnership adjustments.

USE OF ESTIMATES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Additionally, the Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits. In such instances, the excess portion of such distributions are classified as a return of capital. Annually, income or loss from each MLP is reclassified upon receipt of the MLP’s K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

2017 Annual Report 15

Notes to Financial Statements - continued

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including MLPs, and real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at the net asset value and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 80,814,664	$0	$0	$ 80,814,664
Real Estate Investment Trusts	2,875,624	0	0	2,875,624
Money Market Funds	4,115,820	0	0	4,115,820
Total	$ 87,806,108	$0	$0	$ 87,806,108

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 2 or level 3 assets during the fiscal year ended January 31, 2017. There were no transfers into or out of the levels during the fiscal year ended January 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 0.90% of the average daily net assets of the Fund. Prior to November 1, 2016, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2017, the

2017 Annual Report 16

Notes to Financial Statements - continued

Advisor earned management fees totaling $939,472, of which $68,190 was due to the Advisor at January 31, 2017.

Under the terms of the Services Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Services Agreement”), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, any 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million. The Advisor has contractually agreed to waive, for the Institutional Class shares through May 31, 2017, 0.25% of the applicable Services Agreement fees for the class’ average daily net assets up to $100 million. The Advisor may not terminate this fee waiver before May 31, 2017. Also, the Advisor has contractually agreed to waive Services Agreement fees to the extent necessary to maintain total annual operating expenses of the R6 Class Shares, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses at 0.98% of its average daily net assets through October 31, 2017. The Advisor may not terminate the fee waiver before October 31, 2017.

For the fiscal year ended January 31, 2017, the Advisor earned service fees of $431,756, of which $26,474 was due to the Advisor at January 31, 2017. Service fees totaling $118,879 were waived with no recapture provision for the fiscal year ended January 31, 2017 for the Institutional and R6 Classes.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid $4,000, for a total of $12,000, in Trustees’ fees plus travel and related expenses for the fiscal year ended January 31, 2017 for their services to the Fund. The Advisor pays these fees pursuant to the Services Agreement.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection with brokerage platform fees. This Distribution Plan provides that the Fund may pay the annual rate of up to 0.25% of the average daily net assets of the Fund’s Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. Effective June 1, 2013, the Fund does not currently pay or accrue any distribution fees for Retail Class shares; however, the Fund reserves the right to pay or accrue such fees in the future upon notice to shareholders.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2017 was $79,938,243 representing 2,161,886 Institutional Class shares outstanding, 3,287,566 Retail Class shares outstanding and 356 R6 Class shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended January 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $57,529,774 and $74,913,231, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. As of January 31, 2017, Charles Schwab & Co., Inc. located in San Francisco, California, and NFS, LLC located in New York, New York, each for the benefit of its clients, held, in aggregate, 50.30% and 35.09%, respectively, of the Institutional Class shares of the Fund, and therefore each may be deemed to control the Institutional Class. As of January 31, 2017, NFS, LLC located at 200 Liberty

2017 Annual Report 17

Notes to Financial Statements - continued

Street, New York, New York, for the benefit of its clients, held, in aggregate, 88.46%, of the shares of the Retail Class shares of the Fund, and therefore may be deemed to control the Retail Class.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at January 31, 2017 was $73,879,176. At January 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$17,658,702	($3,731,770)	$13,926,932

Distributions paid from Institutional Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2017	January 31, 2016
Ordinary Income	$ 147,842	$ 243,150
Short-Term Capital Gain	–	127,745
Long-Term Capital Gain	–	232,988
	$ 147,842	$ 603,883

Distributions paid from Retail Class:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2017	January 31, 2016
Ordinary Income	$ 97,087	$ 106,296
Short-Term Capital Gain	–	103,075
Long-Term Capital Gain	–	187,995
	$ 97,087	$ 397,366

Distributions paid from R6 Class:

November 1, 2016 through
January 31, 2017
Ordinary Income	$ 12
Short-Term Capital Gain	–
Long-Term Capital Gain	–
$ 12

As of January 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 127,633
Accumulated capital loss	(5,891,350)
Unrealized appreciation on investments – net	13,926,932
$ 8,163,215

Book to tax differences are primarily attributable to the tax deferral of wash sales and partnership adjustments.

10.) CAPITAL LOSS CARRYFORWARDS
As of January 31, 2017, the Fund had available for federal tax purposes an unused capital loss car-ryforward of $5,891,350 with no expiration, of which $2,257,562 is short-term and $3,633,788 is long-term.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2017 Annual Report 18

ADDITIONAL INFORMATION
January 31, 2017
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On January 17, 2017 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the “Agreement”) between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Select Value Fund (“Select Value”). In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of each Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to each Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale will be realized as each Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund’s performance since inception, important factors relating to the Fund’s performance, the Advisor’s investment and research strategy, the Advisor’s strength of personnel, and expected expenses and revenue from the Fund.

As to the performance of Select Value, the materials included information regarding the Fund’s performance compared to a peer group of similar funds as well as the overall Morningstar Small Value category and the Russell 2500® Value Index. The Trustees noted that the data showed that the Fund underperformed its peer group, category and the index for the 1-year and 5-year period ended December 31, 2016. They also noted that the data showed that the Fund underperformed the index since inception through December 31, 2016. The Advisor discussed reasons that the Fund had lagged the comparable benchmarks provided. Additionally, it was noted that the Fund invested in both small and mid-cap (“SMID”) investments but that Morningstar did not have a SMID category, and categorizes the Fund in the Small Value category. During the discussion, it was noted that the Advisor is always monitoring its strategy and investment process and is confident in the long-term performance for the Fund. The Board considered the Fund’s performance along with the outlook and explanations provided by the Advisor and the Advisor’s overall trade record. After further discussion, the Independent Trustees concluded that overall the performance of the Advisor with respect to the Fund was acceptable.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor’s experience and capabilities. The Board discussed the Advisor’s financial condition, the portfolio manager’s background and investment management experience. The Board was pleased with the Advisor’s steps to address the continuity and depth of the advisory team and with the additional personnel resources of the Advisor. It was also noted that employees continued to increase equity positions within the Advisor which further strengthens the management team’s commitment to the stability and ongoing continuity of the firm and Fund operations. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial condition. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all ordinary operating expenses of the Fund pursuant to the Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. The Board discussed that, under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund’s average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and Services Agreement fees for average daily net assets in excess of $500 million are reduced to 0.15% . The Board reviewed the revenue and expenses related to the Services Agreement noting that there had been a loss to the Advisor during the year. Also, the Trustees noted that the Advisor has contractually agreed to waive, for the Institutional Class Shares through May 31, 2017, 0.25% of the applicable Service Agreement fees for the class’ average daily net assets up to $100 million. Additionally, the Trustees noted that the Advisor has contractually agreed to waive Services Agreement fees for R6 Class Shares through October 31, 2017, to the extent necessary to maintain the total operating expenses of the R6 Class Shares at 0.98% of its

2017 Annual Report 19

Additional Information (Unaudited) - continued

average daily net assets. The Board reviewed a summary of the Advisor’s profitability resulting from the services provided to Select Value under the Agreement. The analysis showed the net profits from portfolio advisory services as well as the net profits overall. A representative of the Advisor discussed the method in which payments to broker dealers had been allocated within the profitability analysis. He explained that only those payments to broker dealers that were deemed to be attributable to sub-transfer agency/shareholder servicing services had been reflected in the profitability analysis. He explained that any fees which were considered to be distribution related services had been paid by the Advisor from its own legitimate profits. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide robust services.

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. The Board of Trustees also noted that the Advisor is responsible under the Services Agreement for paying nearly all of the Fund’s ordinary expenses. They discussed that Institutional Class and R6 Class net expense ratios were below the average net expense ratio for the peer group and below the Morningstar category average, while Retail Class net expense ratio was above the average net expense ratios of the peer group and the Morningstar category average, but the Retail Class net expense ratio was noted to be within the range of the peer group. Additionally, the Trustee noted that the management fee was above the peer group average and Morningstar category average, but also within the range of the peer group. The Trustees reviewed information regarding other accounts managed with a similar investment strategy. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund’s management fee was reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder as the Fund grows. They concluded that breakpoints in the advisory fee were not necessary at this time.

The Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees, that renewal of the Agreement would be in the best interests of the Fund and its shareholders.

2017 Annual Report 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Select Value Fund (the “Fund”), a series of Walthausen Funds, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Select Value Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 23, 2017

2017 Annual Report 21

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer (2007 to	N/A	N/A
Year of Birth: 1958	and Chief		Present) and Managing Director
	Compliance		(2013 to Present), Walthausen &
	Officer		Co., LLC.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst (2007 to Present)	N/A	N/A
Year of Birth: 1969			and Managing Director (2013 to
Present), Walthausen & Co.,
LLC.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Professor of Finance at the University	2	None
Year of Birth: 1947	Trustee		at Albany, N.Y. Oct. 2007 to present.

John P. Mastriani	Independent	Since	Executive Vice President of The Ayco	2	None
Year of Birth: 1952	Trustee	July 2014	Company, L.P. (“Ayco”) a Goldman
Sachs Company that provides finan-
cial consulting and education ser-
vices, May 2012-March 2014. Senior
Vice President of Ayco, December
2003-May 2012.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the
Trustees and is available without charge by calling the transfer agent at 1-888-925-8428.

2017 Annual Report 22

Board of Trustees
Edward A. LaVarnway
John P. Mastriani
Hany A. Shawky
John B. Walthausen

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
US Bank, N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Ultimus Fund Solutions, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND 2691 Route 9, Suite 102 Malta, NY 12020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John P. Mastriani is an audit committee finical expert. Mr. Mastriani is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/17	FYE 1/31/16
Audit Fees	$24,600	$24,600
Audit-Related Fees	$1,800	$1,200
Tax Fees	$9,000	$6,100
All Other Fees	$1,100	$1,000

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/17	FYE 1/31/16
Registrant	$10,100	$7,100
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President

Date: March 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President

Date: March 28, 2017

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer

Date: 3/28/2017